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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                   Form 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                April 28, 1995
                           (Earliest Event Reported)



                            Synovus Financial Corp.
                         (Exact Name of Registrant as
                           Specified in its Charter)


  Georgia                     1-10312                      58-1134883
  (State of                 (Commission File               (IRS Employer
  Incorporation)               Number)                     Identification
                                                              Number)


             901 Front Avenue, Suite 301, Columbus, Georgia  31901
                   (Address of principal executive offices)


                                 (706)  649-2267
                        (Registrant's Telephone Number)





         (Former name or former address, if changed since last report)





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  Item 5.      Other Events.

     On April 28, 1995, Synovus Financial Corp. ("Registrant") announced that it had completed its acquisition of Citizens & Merchants Corporation, Douglasville, Georgia.

     A copy of Registrant's press release announcing the consummation of the transaction is attached hereto as Exhibit 99, and by this reference made a part hereof.

  Item 7. Financial Statements, Pro Forma Financial
          Information and Exhibits.

     (a)  Financial Statements - None.

     (b)  Pro Forma Financial Information - None.

     (c)  Exhibits

          99 - Registrant's press release dated April 28, 1995

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                                   Signature


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SYNOVUS FINANCIAL CORP.
                                   ("Registrant")


Dated:    May 1, 1995                      By:/s/ Kathleen Moates
                                             Kathleen Moates
                                             Senior Vice President
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                  Exhibit Index

  Exhibit Number                   Description

   99                              Registrant's press release
                                   dated April 28, 1995


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